Exhibit 21.1

List of Subsidiaries of Four Springs Capital Trust

	Name of Subsidiary	State
1	Four Springs Capital Trust Operating Partnership, L.P.	Delaware
2	FSC AAP Garner NC, LLC	Delaware
3	FSC Aarons Snyder TX, LLC	Delaware
4	FSC AB Blaine MN, LLC	Delaware
5	FSC AB Bordentown NJ, LLC	Delaware
6	FSC AB Brighton CO, LLC	Delaware
7	FSC AB Lyndale MN, LLC	Delaware
8	FSC AB Middleton WI, LLC	Delaware
9	FSC AB South Seventh MN, LLC	Delaware
10	FSC ALS Master, LLC	Delaware
11	FSC ASP Columbus OH, LLC	Delaware
12	FSC At Master, LLC	Delaware
13	FSC AZ Aurora IL, LLC	Delaware
14	FSC BGL Toledo OH, LLC	Delaware
15	FSC BPS American Fork UT, LLC	Delaware
16	FSC BPS Longmont CO, LLC	Delaware
17	FSC BPS Tucson AZ, LLC	Delaware
18	FSC BR Lisle IL, LLC	Delaware
19	FSC Care Mt. Prospect IL, LLC	Delaware
20	FSC CC Mentor OH, LLC	Delaware
21	FSC CFSR Master, LLC	Delaware
22	FSC CG Athens OH, LLC	Delaware

23	FSC CG Bridgeville PA, LLC	Delaware
24	FSC CHKD Newport News, LLC	Delaware
25	FSC Con Sterling Heights MI, LLC	Delaware
26	FSC Con Van Buren MI, LLC	Delaware
27	FSC DA Waukesha WI, LLC	Delaware
28	FSC DG Charlotte NC, LLC	Delaware
29	FSC DG Eden NC, LLC	Delaware
30	FSC DG Elizabeth City NC, LLC	Delaware
31	FSC DG Fort Braden FL, LLC	Delaware
32	FSC DG GA, LLC	Delaware
33	FSC DG Middleburg FL, LLC	Delaware
34	FSC DG Pensacola FL, LLC	Delaware
35	FSC DG Savannah GA, LLC	Delaware
36	FSC DG Winter Haven FL, LLC	Delaware
37	FSC DG Yulee FL, LLC	Delaware
38	FSC DMG Seabrook NH, LLC	Delaware
39	FSC DOM Odenton MD, LLC	Delaware
40	FSC DPM Alexandria VA, LLC	Delaware
41	FSC DPM Atlanta GA, LLC	Delaware
42	FSC DPM Congress CT, LLC	Delaware
43	FSC DPM Danville CA, LLC	Delaware
44	FSC DPM East Quogue NY, LLC	Delaware
45	FSC DPM Fairfax VA, LLC	Delaware
46	FSC DPM Glenview IL, LLC	Delaware

47	FSC TSC Brooksville FL, LLC	Delaware
48	FSC AS Mt. Juliet TN, DST	Delaware
49	FSC FMC Carbondale IL, DST	Delaware
50	FSC DPM Granite Bay CA, LLC	Delaware
51	FSC DPM Mine Hill CT, LLC	Delaware
52	FSC DPM Montverde FL, LLC	Delaware
53	FSC DPM Plano TX, LLC	Delaware
54	FSC EPP Colony TX, LLC	Delaware
55	FSC EPP Elkhart IN, LLC	Delaware
56	FSC EPP Eufaula OK, LLC	Delaware
57	FSC EPP Granger IN, LLC	Delaware
58	FSC EPP Irving TX, LLC	Delaware
59	FSC EPP Mishawaka IN, LLC	Delaware
60	FSC EPP Richland Hills TX, LLC	Delaware
61	FSC EPP Utica MI, LLC	Delaware
62	FSC EQS Master, LLC	Delaware
63	FSC FD Memphis TN, LLC	Delaware
64	FSC FD Wichita Lincoln KS, LLC	Delaware
65	FSC FD Wichita Oliver KS, LLC	Delaware
66	FSC FE Cincinnati OH, LLC	Delaware
67	FSC FMC Baltimore MD, LLC	Delaware
68	FSC FX Alamosa CO, LLC	Delaware
69	FSC FX Jackson MI, LLC	Delaware
70	FSC GM Lebanon IN DST, LLC	Delaware

71	FSC GPC Troy NY, LLC	Delaware
72	FSC GRM 2601 North TX, LLC	Delaware
73	FSC GRM 4101 North TX, LLC	Delaware
74	FSC GRM 5105 Troup Tyler TX, LLC	Delaware
75	FSC GRM Jasper Gibson TX, LLC	Delaware
76	FSC GRM Lufkin Frank TX, LLC	Delaware
77	FSC GRM Lufkin Medford TX, LLC	Delaware
78	FSC GW Greenwood IN, LLC	Delaware
79	FSC GW Muncie IN, LLC	Delaware
80	FSC HBCBS Mt. Laurel NJ, LLC	Delaware
81	FSC Industrial II DST, LLC	Delaware
82	FSC ITW St. Charles MO, LLC	Delaware
83	FSC LBC Master, LLC	Delaware
84	FSC MCO St. Louis MO, LLC	Delaware
85	FSC MDSA Jackson TN, LLC	Delaware
86	FSC Mentor OH, LLC	Delaware
87	FSC MON Morton IL, LLC	Delaware
88	FSC OCH Burlington NC, LLC	Delaware
89	FSC ORLY AL, LLC	Delaware
90	FSC OSB Richburg SC, LLC	Delaware
91	FSC PFG Romulus MI, LLC	Delaware
92	FSC Plattsburgh NY, LLC	Delaware
93	FSC SB North Syracuse NY, LLC	Delaware

94	FSC SK Chandler AZ, LLC	Delaware
95	FSC SP Merrillville IN, LLC	Delaware
96	FSC STU North Canton OH, LLC	Delaware
97	FSC TRA Escanaba MI, LLC	Delaware
98	FSC TRA Whitmore Lake MI, LLC	Delaware
99	FSC TRA Wilkes-Barre PA, LLC	Delaware
100	FSC TSC Brooksville FL, LLC	Delaware
101	FSC WTH Jackson TN, LLC	Delaware
102	FSC ZCW Charlotte Tyvola NC, LLC	Delaware
103	FSC ZCW Charlotte Wilkinson NC, LLC	Delaware
104	FSC ZCW Lynchburg VA, LLC	Delaware
105	FSC ZCW Roanoke VA, LLC	Delaware
106	FSC BCBS Greenville SC, LLC	Delaware
107	FSC BCBS Summerville SC, LLC	Delaware
108	FSC BCBS Knoxville TN, LLC	Delaware
109	FSC BCBS Aiken SC, LLC	Delaware
110	FSC BCBS Simpsonville SC, LLC	Delaware
111	FSC BCBS Charleston SC, LLC	Delaware
112	FSC BCBS Jimmy Love SC, LLC	Delaware
113	FSC BCBS Garners Ferry SC, LLC	Delaware
114	FSC BCBS Orangeburg SC, LLC	Delaware
115	FSC BCBS Hoffmeyer SC, LLC	Delaware
116	FSC BCBS Greer SC, LLC	Delaware
117	FSC BCBS Anderson SC, LLC	Delaware
118	Four Springs Acquisitions, LLC	Delaware
119	Four Springs TEN31 Xchange, LLC	Delaware

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